INTANGIBLES AND OTHER ASSETS	12 Months Ended
Dec. 31, 2012
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INTANGIBLES AND OTHER ASSETS
INTANGIBLES AND OTHER ASSETS

Intangibles and other assets consist of the following:

	December 31,
(Dollars in thousands)	2012	2011
Amortizable intangible assets:
Customer relationships, net of accumulated amortization of $7.5 million on December 31, 2012, and $6.7 million on December 31, 2011	$5,820	$6,620
Patents, net of accumulated amortization of $0.7 million on December 31, 2012, and $0.6 million on December 31, 2011	411	526
Total amortizable intangible assets	6,231	7,146
Unamortizable intangible assets:
Trademarks	17,780	21,473
Other assets:
Financing costs, net of accumulated amortization of $8.2 million on December 31, 2012, and $16.1 million on December 31, 2011	33,909	24,093
Deferred major repair	17,473	12,294
Replacement parts, net	3,679	4,257
Loan to affiliate	23,305	23,305
Restricted cash	3,454	3,560
Other	10,601	6,822
Total other assets	92,421	74,331
Intangibles and other assets	$116,432	$102,950
Certain previously reported amounts have been reclassified to agree with current presentation.

Amortization expense of intangibles was $0.9 million, $1.1 million, and $1.3 million, respectively, for the year ended December 31, 2012, 2011, and 2010.

The estimated future amortization expense for intangible assets over the next five years is as follows:

(Dollars in thousands)
2013	$815
2014	715
2015	615
2016	567
2017	400

When events or circumstances so indicate, we assess the potential impairment of intangibles and other long-lived assets by comparing the expected undiscounted future cash flows to the carrying value of those assets.  During the year ended December 31, 2012, we completed a comprehensive assessment of the damage resulting from the fire and explosion at our paper mill in Sartell, Minnesota, and announced the decision to permanently close the mill.  During the third quarter of 2012, as a result of the closure, we performed an interim impairment analysis of our trademarks, which resulted in an impairment charge of $3.4 million, based on a projected reduction of revenues primarily as a result of a reduction in production capacity.  In performing our annual impairment test, we determined that the carrying value of our trademarks exceeded their fair value, and recognized an additional $0.3 million of impairment charge.  The trademarks impairment charge is included in Restructuring charges on our statement of operations (see also Note 16).

During the year ended December 31, 2011, we performed an initial assessment of the potential impairment of long-lived assets and other intangibles based on the difficult market conditions and reduced demand we were experiencing and concluded that there was no impairment since the undiscounted cash flows were in excess of the carrying values of long-lived assets and other intangible assets. In connection with our annual goodwill impairment review in the 4th quarter of 2011, we determined that there was an indication of impairment.  As a result we completed the second step of the goodwill impairment test by comparing the fair value of the reporting unit to the fair value of its identifiable assets and liabilities to determine the implied fair value of goodwill.  Based on our analysis, we determined that the carrying value of the ‘Coated’ reporting unit exceeded its fair value, and we recognized a goodwill impairment charge of $10.5 million.  There were no significant events or circumstances indicative of impairment of long-lived assets or other intangibles for the year ended December 31, 2010, therefore there was no comparison of projected undiscounted cash flows to carrying value performed or impairment recorded.